Exhibit 99.1

NextEra Energy Partners, LP
Media Line: 561-694-4442
Sept. 6, 2017

FOR IMMEDIATE RELEASE

NextEra Energy Partners, LP announces offering of $300 million in aggregate principal amount of convertible senior notes due 2020

JUNO BEACH, Fla. - NextEra Energy Partners, LP (NYSE: NEP) today announced an offering of $300 million in aggregate principal amount of its convertible senior notes due 2020 (the “notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

Holders may convert all or a portion of their notes at any time prior to their maturity date in principal amounts equal to $1,000 or an integral multiple thereof into NextEra Energy Partners common units and cash in lieu of any fractional common unit at a price to be determined, subject to customary conditions. The notes will be fully and unconditionally guaranteed on a senior basis by NextEra Energy Operating Partners, LP, a direct subsidiary of NextEra Energy Partners.

NextEra Energy Partners intends to use a portion of the net proceeds from this offering to fund the potential future acquisition of renewable energy assets either from NextEra Energy Resources, LLC, or from third parties, as well as the initial cost of the capped call transaction described below. Any remaining proceeds are expected to be used for general partnership purposes.

In connection with the offering of the notes, NextEra Energy Partners intends to enter into a capped call transaction with the initial purchaser of the notes or its affiliate. If, upon conversion of the notes, the price per unit of NextEra Energy Partners common units during the relevant valuation period is above the lower strike price, the capped call transaction is expected to generally result in a payment to NextEra Energy Partners (if the partnership elects to cash settle) or to reduce the potential dilution to NextEra Energy Partners common units (if the partnership elects to settle in NextEra Energy Partners common units).

The offer and sale of notes, the guarantee and NextEra Energy Partners common units, if any, issuable upon conversion of the notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. Accordingly, the notes are being offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act. The notes, the guarantee and NextEra Energy Partners common units issuable upon conversion of the notes are not transferable absent registration or an applicable exemption from the registration requirements of the Securities Act. This news release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such jurisdiction.

In addition, NextEra Energy Partners has received an offer from NextEra Energy Resources to sell the following assets to the partnership:

•
25.9 percent interest in Desert Sunlight 250 and Desert Sunlight 300, which are solar energy generating facilities in Riverside County, California, with generating capacities of approximately 250 megawatts (MW) and 300 MW, respectively;

•	Brady Wind I and Brady Wind II, which are wind energy centers in Stark and Hettinger counties, North Dakota, with generating capacities of approximately 149.7 MW and 149 MW, respectively; and

•	Javelina I, which is an approximately 249.7-MW wind energy center in Webb County, Texas.

NextEra Energy Partners is under no obligation to accept the offer. Any purchase by NextEra Energy Partners of the offered assets is subject to the negotiation of the terms of the purchase, including the purchase price, and approval by its conflicts committee. To the extent NextEra Energy Partners purchases such assets, net proceeds from the offering of the notes may be used to fund the purchase of such assets.

NextEra Energy Partners, LP
NextEra Energy Partners, LP (NYSE: NEP) is a growth-oriented limited partnership formed by NextEra Energy, Inc. (NYSE: NEE) to acquire, manage and own contracted clean energy projects with stable, long-term cash flows. Headquartered in Juno Beach, Florida, NextEra Energy Partners owns interests in wind and solar projects in North America, as well as natural gas infrastructure assets in Texas. The renewable energy projects are fully contracted, use industry-leading technology and are located in regions that are favorable for generating energy from the wind and sun. The seven natural gas pipelines in the portfolio are all strategically located, serving power producers and municipalities in South Texas, processing plants and producers in the Eagle Ford Shale, and commercial and industrial customers in the Houston area. The NET Mexico Pipeline, the largest pipeline in the portfolio, provides a critical source of natural gas transportation for low-cost, U.S.-sourced shale gas to Mexico.

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Cautionary Statements and Risk Factors That May Affect Future Results
This news release contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy Partners, LP (together with its subsidiaries, NEP) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NEP’s control. Forward-looking statements in this news release include, among others, statements concerning cash available for distributions expectations and future operating performance. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NEP and its business and financial condition are subject to risks and uncertainties that could cause NEP’s actual results to differ materially from those expressed or implied in the forward-looking statements, or may require it to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, the following: NEP has a limited operating history and its projects include renewable energy projects that have a limited operating history. Such projects may not perform as expected; NEP's ability to make cash distributions to its unitholders is affected by wind and solar conditions at its renewable energy projects; NEP's business, financial condition, results of operations and prospects can be materially adversely affected by weather conditions, including, but not limited to, the impact of severe weather; Operation and maintenance of renewable energy projects involve significant risks that could result in unplanned power outages, reduced output, personal injury or loss of life; Natural gas gathering and transmission activities involve numerous risks that may result in accidents or otherwise affect the Texas pipelines’ operations; NEP depends on the Texas pipelines and certain of the renewable energy projects in its portfolio for a substantial portion of its anticipated cash flows; NEP is pursuing the expansion of natural gas pipelines in its portfolio that will require up-front capital expenditures and expose NEP to project development risks; NEP's ability to maximize the productivity of the Texas pipeline business and to complete potential pipeline expansion projects is dependent on the continued availability of natural gas production in the Texas pipelines’ areas of operation; Terrorist or similar attacks could impact NEP's projects, pipelines or surrounding areas and adversely affect its business; The ability of NEP to obtain insurance and the terms of any available insurance coverage could be materially adversely affected by international, national, state or local events and company-specific events, as well as the financial condition of insurers. NEP's insurance coverage does not insure against all potential risks and it may become subject to higher insurance premiums; Warranties provided by the suppliers of equipment for NEP's projects may be limited by the ability of a supplier to satisfy its warranty obligations, or by the terms of the warranty, so the warranties may be insufficient to compensate NEP for its losses; Supplier concentration at certain of NEP's projects may expose it to significant credit or performance risks; NEP relies on interconnection and transmission facilities of third parties to deliver energy from its renewable energy projects and, if these facilities become unavailable, NEP's wind and solar projects may not be able to operate or deliver energy; If third-party pipelines and other facilities interconnected to the Texas pipelines become partially or fully unavailable to transport natural gas, NEP's revenues and cash available for distribution to unitholders could be adversely affected; NEP's business is subject to liabilities and operating restrictions arising from environmental, health and safety laws and regulations, compliance with which may require significant capital expenditures, increase NEP’s cost of operations and affect or limit its business plans; NEP's renewable energy projects may be adversely affected by legislative changes or a failure to comply with applicable energy regulations; A change in the jurisdictional characterization of some of the Texas pipeline entities' assets, or a change in law or regulatory policy, could result in increased regulation of these assets, which could have a material adverse effect on NEP's business, financial condition, results of operations and ability to make cash distributions to its unitholders; NEP may incur significant costs and liabilities as a result of pipeline integrity management program testing and any necessary pipeline repair or preventative or remedial measures; The Texas pipelines’ operations could incur significant costs if the Pipeline and Hazardous Materials Safety Administration or the Railroad Commission of Texas adopts more stringent regulations; Petroleos Mexicanos (Pemex) may claim certain immunities under the Foreign Sovereign Immunities Act and Mexican law, and the Texas pipeline entities' ability to sue or recover from Pemex for breach of contract may be limited and may be exacerbated if there is a deterioration in the economic relationship between the U.S. and Mexico; NEP does not own all of the land on which the projects in its portfolio are located and its use and enjoyment of the property may be adversely affected to the extent that there are any lienholders or leaseholders that have rights that are superior to NEP's rights or the U.S. Bureau of Land Management suspends its federal rights-of-way grants; NEP is subject to risks associated with litigation or administrative proceedings that could materially impact its operations, including, but not limited to, proceedings related to projects it acquires in the future; NEP's wind projects located in Canada are subject to Canadian domestic content requirements under their Feed-in-Tariff contracts; NEP's cross-border operations require NEP to comply with anti-corruption laws and regulations of the U.S. government and non-U.S. jurisdictions; NEP is subject to risks associated with its ownership or acquisition of projects or pipelines that remain under construction, which could result in its inability to complete construction projects on time or at all, and make projects too expensive to complete or cause the return on an investment to be less than expected; NEP relies on a limited number of customers and is exposed to the risk that they are unwilling or unable to fulfill their contractual obligations to NEP or that they otherwise terminate their agreements with NEP; NEP may not be able to extend, renew or replace expiring or terminated power purchase agreements (PPA) at favorable rates or on a long-term basis; NEP may be unable to secure renewals of long-term natural gas transportation agreements, which could expose its revenues to increased volatility; If the energy production by or availability of NEP's U.S. renewable energy projects is less than expected, they may not be able to satisfy minimum production or availability obligations under the U.S. Project Entities’ PPAs; NEP's growth strategy depends on locating and acquiring interests in additional projects consistent with its business strategy at favorable prices; NextEra Energy Operating Partners’ (NEP OpCo) partnership agreement requires that it distribute its available cash, which could limit NEP’s ability to grow and make acquisitions; Lower prices for other fuel sources may reduce the demand for wind and solar energy; Reductions in demand for natural gas in the United States or Mexico and low market prices of natural gas could materially adversely affect the Texas pipelines’ operations and cash flows; Government laws, regulations and policies providing incentives and subsidies for clean energy could be changed, reduced or eliminated at any time and such changes may negatively impact NEP's growth strategy; NEP's growth strategy depends on the acquisition of projects developed by NextEra Energy, Inc. (NEE) and third parties, which face risks related to project siting, financing, construction, permitting, the environment, governmental approvals and the negotiation of project development agreements; Acquisitions of existing clean energy projects involve numerous risks; Renewable energy procurement is subject to U.S. state and Canadian provincial regulations, with relatively irregular, infrequent and often competitive procurement windows; NEP may continue to acquire other sources of clean energy and may expand to include other types of assets. Any further acquisition of non-renewable energy projects may present unforeseen challenges and result in a competitive disadvantage relative to NEP's more-established competitors; NEP faces substantial competition primarily from regulated utilities, developers, independent power producers, pension funds and private equity funds for opportunities in North America; The natural gas pipeline industry is highly competitive, and increased competitive pressure could adversely affect NEP's business; NEP may not be able to access sources of capital on commercially reasonable terms, which would have a material adverse effect on its ability to consummate future acquisitions; Restrictions in NEP OpCo's subsidiaries' revolving credit facility and term loan agreements could adversely affect NEP's business, financial condition, results of operations and ability to make cash distributions to its unitholders; NEP's cash distributions to its unitholders may be reduced as a result of restrictions on NEP's subsidiaries’ cash distributions to NEP under the terms of their indebtedness; NEP's subsidiaries’ substantial amount of indebtedness may adversely affect NEP's ability to operate its business, and its failure to comply with the terms of its subsidiaries' indebtedness could have a material adverse effect on NEP's financial condition; Currency exchange rate fluctuations may affect NEP's operations; NEP is exposed to risks inherent in its use of interest rate swaps; NEE exercises significant influence over NEP; NEP receives credit support from NEE and its affiliates. NEP's subsidiaries may default under contracts or become subject to cash sweeps if credit support is terminated, if NEE or its affiliates fail to honor their obligations under credit support arrangements, or if NEE or another credit support provider ceases to satisfy creditworthiness requirements, and NEP will be required in certain circumstances to reimburse NEE for draws that are made on credit support; NextEra Energy Resources, LLC (NEER) or one of its affiliates is permitted to borrow funds received by NEP's subsidiaries and is obligated to return these funds only as needed to cover project costs and distributions or as demanded by NEP OpCo. NEP's financial condition and ability to make distributions to its unitholders, as well as its ability to grow distributions in the future, is highly dependent on NEER’s performance of its obligations to return all or a portion of these funds; NEP may not be able to consummate future acquisitions; NEER's right of first refusal may adversely affect NEP's ability to consummate future sales or to obtain favorable sale terms; NextEra Energy Partners GP, Inc. (NEP GP) and its affiliates may have conflicts of interest with NEP and have limited duties to NEP and its unitholders; NEP GP and its affiliates and the directors and officers of NEP are not restricted in their ability to compete with NEP, whose business is subject to certain restrictions; NEP may only terminate the Management Services Agreement among, NEP, NextEra Energy Management Partners, LP (NEE Management), NEP OpCo and NextEra Energy Operating Partners GP, LLC (NEP OpCo GP) under certain specified conditions; If the agreements with NEE Management or NEER are terminated, NEP may be unable to contract with a substitute service provider on similar terms; NEP's arrangements with NEE limit NEE’s potential liability, and NEP has agreed to indemnify NEE against claims that it may face in connection with such arrangements, which may lead NEE to assume greater risks when making decisions relating to NEP than it otherwise would if acting solely for its own account; NEP's ability to make distributions to its unitholders depends on the ability of NEP OpCo to make cash distributions to its limited partners; If NEP incurs material tax liabilities, NEP's distributions to its unitholders may be reduced, without any corresponding reduction in the amount of the IDR fee; Holders of NEP’s common units may be subject to voting restrictions; NEP’s partnership agreement replaces the fiduciary duties that NEP GP and NEP’s directors and officers might have to holders of its common units with contractual standards governing their duties; NEP’s partnership agreement restricts the remedies available to holders of NEP's common units for actions taken by NEP’s directors or NEP GP that might otherwise constitute breaches of fiduciary duties; Certain of NEP’s actions require the consent of NEP GP; Holders of NEP's common units currently cannot remove NEP GP without NEE’s consent; NEE’s interest in NEP GP and the control of NEP GP may be transferred to a third party without unitholder consent; The IDR fee may be assigned to a third party without unitholder consent; NEP may issue additional units without unitholder approval, which would dilute unitholder interests; Reimbursements and fees owed to NEP GP and its affiliates for services provided to NEP or on NEP's behalf will reduce cash distributions to or from NEP OpCo and from NEP to NEP's unitholders, and the amount and timing of such reimbursements and fees will be determined by NEP GP and there are no limits on the amount that NEP OpCo may be required to pay; Discretion in establishing cash reserves by NEP OpCo GP may reduce the amount of cash distributions to unitholders; NEP OpCo can borrow money to pay distributions, which would reduce the amount of credit available to operate NEP's business; Increases in interest rates could adversely impact the price of NEP's common units, NEP's ability to issue equity or incur debt for acquisitions or other purposes and NEP's ability to make cash distributions to its unitholders; The price of NEP's common units may fluctuate significantly and unitholders could lose all or part of their investment; The liability of holders of NEP's common units, which represent limited partnership interests in NEP, may not be limited if a court finds that unitholder action constitutes control of NEP's business; Unitholders may have liability to repay distributions that were wrongfully distributed to them; Provisions in NEP’s partnership agreement may discourage or delay an acquisition of NEP that NEP unitholders may consider favorable, which could decrease the value of NEP's common units, and could make it more difficult for NEP unitholders to change NEP's board of directors; NEP’s board of directors, a majority of which may be affiliated with NEE, decides whether to retain separate counsel, accountants or others to perform services for NEP; The New York Stock Exchange does not require a publicly traded limited partnership like NEP to comply with certain of its corporate governance requirements; Issuance of the Series A convertible preferred units will dilute common unitholders’ ownership in NEP and may decrease the amount of cash available for distribution for each common unit; The Series A convertible preferred units will have rights, preferences and privileges that are not held by, and will be preferential to the rights of, holders of the common units; NEP's future tax liability may be greater than expected if NEP does not generate net operating losses (NOLs) sufficient to offset taxable income or if tax authorities challenge certain of NEP's tax positions; NEP's ability to use NOLs to offset future income may be limited; NEP will not have complete control over NEP's tax decisions; A valuation allowance may be required for NEP's deferred tax assets; Distributions to unitholders may be taxable as dividends; Unitholders who are not resident in Canada may be subject to Canadian tax on gains from the sale of common units if NEP’s common units derive more than 50% of their value from Canadian real property at any time. NEP discusses these and other risks and uncertainties in its current report on Form 8-K filed on August 7, 2017 and other SEC filings, and this news release should be read in conjunction with such SEC filings made through the date of this news release. The forward-looking statements made in this news release are made only as of the date of this news release and NEP undertakes no obligation to update any forward-looking statements.